                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): July 10, 2007
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                               THE LGL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Indiana                        1-106                   38-1799862
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

    140 Greenwich Avenue, 4th Floor, Greenwich, CT               06830
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      |_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On July 10, 2007,  the Registrant  dismissed  Ernst & Young LLP ("E&Y") as
its  independent  registered  public  accountant,   effective  immediately.  The
dismissal  was  recommended  by the Audit  Committee  of  Registrant's  Board of
Directors.

      The  reports  of E&Y  on  the  consolidated  financial  statements  of the
Registrant  as at and for the fiscal years ended  December 31, 2006 and 2005 did not contain any adverse  opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal  years ended  December 31, 2006 and 2005 and through the date of  termination,  there  were no  disagreements  with E&Y on any  matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure,  which if not resolved to the satisfaction of E&Y would have caused it to make  reference  thereto  in  connection  with its  reports  on the financial statements for such years.

      During the fiscal  years ended  December 31, 2006 and 2005 and through the date  of  dismissal,  there  were  no  events  of the  type  described  in  Item
304(a)(1)(v) of Regulation S-K.

      On July 10,  2007,  the  Registrant  engaged  J.H.  Cohn LLP ("JH") as the
Registrant's independent registered public accountant.  The engagement of JH was approved by the Audit Committee of the Registrant's Board of Directors.

      During the years ended  December 31, 2006 and 2005 and through the date of dismissal of E&Y, the  Registrant did not consult with JH with respect to any of
(i) the application of accounting principles to a specified transaction,  either completed or proposed;  (ii) the type of audit opinion that might be rendered on the Registrant's  financial statements;  or (iii) any matter that was either the subject of a disagreement  (as defined in Item  304(a)(1)(iv) of Regulation S-K)
or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

      The  Registrant  provided E&Y with a copy of the foregoing  disclosure and requested  E&Y  to  furnish  the  Registrant  with  a  letter  addressed  to the
Securities and Exchange Commission stating whether it agrees with the statements made therein.  A copy of E&Y's letter dated July 12, 2007 is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
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      16                Letter from Ernst & Young LLP dated July 12, 2007.

                                    SIGNATURE
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2007                          THE LGL GROUP, INC.

                                       By: /s/ Steve Pegg
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                                           Name: Steve Pegg
                                           Title: Chief Financial Officer

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